MTM TECHNOLOGIES, INC.
                             ----------------------
                               AMENDMENT NO. 2 TO
                               ------------------
                              EMPLOYMENT AGREEMENT
                              --------------------

     This AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (this "Amendment") is made this 21st day of December, 2004 by and between MTM Technologies, Inc., a New York corporation (the "Company"), and Howard A. Pavony (the "Executive").

     WHEREAS, the parties hereto have previously entered into an employment agreement (as amended, the "Agreement") to employ the Executive, dated May 21, 2004 and entered into an amendment to the Agreement ("Amendment No. 1"), dated October 1, 2004; and

     WHEREAS, the parties hereto wish to enter into this Amendment to change the duties and status of the employment of the Executive as set forth in the Agreement, to provide that title of the Executive will be Executive Vice President and to set forth certain terms and conditions of such employment.

     NOW, THEREFORE, in consideration of the mutual covenants and representations contained herein, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     Section 2 of the Agreement "Duties and Status" shall be replaced in its entirety with the following:

     "The Company hereby engages the Executive as an Executive Vice President on the terms and conditions set forth in this Agreement. During the Employment Period, the Executive shall report directly to the Chief Operating Officer of the Company. The Executive's primary duties shall be determined from time to time by the Chief Operating Officer of the Company. During the Employment Period, the Executive shall devote substantially all of his business time and his full skill and efforts to the business of the Company."

Except as amended by this Amendment, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of December 21, 2004.


                                         MTM TECHNOLOGIES, INC.


/s/ Howard A. Pavony                     /s/ Francis J. Alfano
---------------------------              ----------------------------
Howard A. Pavony                         Francis J. Alfano
                                         Chief Executive Officer